UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

TZP STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39909	98-1555127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 Times Square, Suite 4307

New York, New York 10036

(212) 398-0300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TZPSU	The Nasdaq Capital Market
Class A ordinary shares included as part of the units	TZPS	The Nasdaq Capital Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TZPSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 19, 2021, the Registration Statement on Form S-1 (File No. 333-251773) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of TZP Strategies Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On January 22, 2021, the Company consummated the IPO of 28,750,000 units (the “Units”), which includes the exercise in full by the underwriter of its overallotment option to purchase an additional 3,750,000 Units at the initial public offering price. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $287,500,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated January 19, 2021, between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriter, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Private Placement Warrants Purchase Agreement, dated January 19, 2021, between the Company and TZPS SPAC Holdings LLC (the “Sponsor”), pursuant to which the Sponsor purchased 5,166,667 private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.50 per warrant (the “Private Placement Warrants”);

•

a Warrant Agreement, dated January 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

an Investment Management Trust Agreement, dated January 19, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated January 19, 2021, between the Company and the Sponsor, which provides for customary demand and piggy-back registration rights for the Sponsor, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated January 19, 2021, by and among the Company, the Sponsor and each of the officers and directors of the Company (together with the Sponsor, the “Insiders”), pursuant to which each Insider has agreed to vote any Class A Ordinary Shares held by such Insider in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months; and to certain transfer restrictions with respect to the Company’s securities; and

•

an Administrative Services Agreement, dated January 19, 2021, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $10,000 per month until the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.1, 4.1, 10.2, 10.3, 10.4, and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,166,667 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $7,750,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibits
1.1	Underwriting Agreement, dated as of January 19, 2021, between the Company and Credit Suisse Securities (USA) LLC, as representative of the underwriter

4.1	Warrant Agreement, dated as of January 19, 2021, between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement, dated as of January 19, 2021, between the Company and the Sponsor

10.2	Investment Management Trust Account Agreement, dated as of January 19, 2021, between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement, dated as of January 19, 2021, between the Company and the Sponsor

10.4	Letter Agreement, dated as of January 19, 2021, among the Company, the Sponsor and each of the officers and directors of the Company

10.5	Administrative Services Agreement, dated as of January 19, 2021, between the Company and the Sponsor

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2021

TZP STRATEGIES ACQUISITION CORP.

By:	/s/ Samuel Katz
Name:	Samuel Katz
Title:	Chief Executive Officer